                                                                      EXHIBIT 99

                               EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of TCI Portfolios, Inc., dated June 3,
1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration
Statement of the Registrant on January 16, 1996, File No. 33-14567, and
incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios, Inc., dated July 22, 1988
(filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration
Statement of the Registrant on January 16, 1996, File No. 33-14567, and
incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc., dated August 10, 1993
(filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration
Statement of the Registrant on January 16, 1996, File No. 33-14567, and
incorporated herein by reference).

EX-99.a4    Articles Supplementary of TCI Portfolios, Inc., dated November 30,
1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the
Registration Statement of the Registrant on March 20, 1996, File No. 33-14567,
and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
(filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the Registration
Statement of the Registrant on March 20, 1996, File No. 33-14567, and
incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
(filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the Registration
Statement of the Registrant on September 27, 1996, File No. 33-14567, and
incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios, Inc., dated April 1, 1997
(filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the Registration
Statement of the Registrant on April 28, 1997, File No. 33-14567, and
incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century Variable Portfolios,
Inc., dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on April 28, 1997, File No.
33-14567, and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century Variable Portfolios,
Inc., dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective Amendment No.
23 to the Registration Statement of the Registrant on April 27, 1998, File No.
33-14567, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Variable Portfolios,
Inc., dated February 16, 1999 (filed as Exhibit a10 to Post-Effective Amendment
No. 25 to the Registration Statement of the Registrant on March 17, 1999, File
No. 33-14567, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Variable Portfolios,
Inc., dated October 12, 2000 (filed as Exhibit a11 to Post-Effective Amendment
No. 29 to the Registration Statement of the Registrant on December 1, 2000, File
No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Variable Portfolios,
Inc., dated May 21, 2001 (filed as Exhibit a12 to Post-Effective Amendment No.
31 to the Registration Statement of the Registrant on June 1, 2001, File No.
33-14567, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Variable Portfolios,
Inc., dated March 6, 2002 (filed as Exhibit a13 to Post-Effective Amendment No.
35 to the Registration Statement of the Registrant on April 12, 2002, File No.
33-14567, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century Variable Portfolios,
Inc., dated December 17, 2002 (filed as Exhibit a14 to Post-Effective Amendment
No. 36 to the Registration Statement of the Registrant on January 27, 2003, File
No. 33-14567, and incorporated herein by reference).

EX-99.a15   Articles Supplementary of American Century Variable Portfolios,
Inc., dated January 15, 2004 (filed as Exhibit a15 to Post-Effective Amendment
No. 38 to the Registration Statement of the Registrant on February 11, 2004,
File No. 33-14567, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Variable Portfolios,
Inc., dated February 24, 2004 (filed as Exhibit a16 to Post-Effective Amendment
No. 39 to the Registration Statement of the Registrant on April 15, 2004, File
No. 33-14567, and is incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Variable Portfolios,
Inc., dated November 17, 2004 (filed as Exhibit a17 to Post-Effective Amendment
No. 41 to the Registration Statement of the Registrant on November 29, 2004,
File No. 33-14567, and incorporated herein by reference).

EX-99.b     Amended and Restated By-Laws of American Century Variable
Portfolios, Inc., dated September 21, 2004 (filed as Exhibit b to Post-Effective
Amendment No. 41 to the Registration Statement of the Registrant on November 29,
2004, File No. 33-14567, and incorporated herein by reference).

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh and Article Eighth of Registrant's
Articles of Incorporation, appearing as Exhibit 1.1 to Post-Effective Amendment
No. 17 of the Registrant, and Article Fifth of Registrant's Articles of
Amendment, appearing as Exhibit 1.3 to Post-Effective Amendment No. 17 of the
Registrant; and Sections 3, 4, 5, 6, 7, 8, 9, 10, 11, 22, 25, 30, 31, 32, 33,
39, 40 and 51 of Registrant's Amended and Restated By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d1    Amended and Restated Management Agreement between American Century
Variable Portfolios, Inc. and American Century Investment Management, Inc.,
dated November 17, 2004, (filed as Exhibit d to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on November 29, 2004, File No.
33-14567, and incorporated herein by reference).

EX-99.d2    Assignment and Assumption Agreement with American Century Investment
Management, Inc. and American Century Global Investment Management, Inc., dated
January 1, 2005.

EX-99.d3    Investment Subadvisory Agreement with American Century Investment
Management, Inc. and American Century Global Investment Management, Inc., dated
January 1, 2005.

EX-99.e     Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated February 24, 2005 (filed as Exhibit e to
Post-Effective Amendment No. 109 to the Registration Statement of American
Century Mutual Funds, Inc. on February 25, 2005, File No. 2-14213, and
incorporated herein by reference).

EX-99.g1    Master Agreement with Commerce Bank, N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of American Century Government Income Trust on February
7, 1997, File No. 2-99222, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan Bank, dated December 9, 2000, filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of American Century Variable Portfolios II, Inc. on
January 9, 2001, File No. 333-46922, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX.99g5     Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services Corporation
(formerly J.E. Stowers & Company), dated October 15, 1987 (filed as Exhibit 9 to
Post-Effective Amendment No. 19 to the Registration Statement of the Registrant
on September 27, 1996, File No. 33-14567, and incorporated herein by reference).

EX-99.h2     Credit Agreement with JPMorgan Chase Bank, as Administrative
Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective
Amendment No. 39 to the Registration Statement of American Century Target
Maturities Trust on January 30, 2004, File No. 2-94608 and incorporated herein by reference).

EX-99.h3    Termination, Replacement and Restatement Agreement with
JPMorgan Chase Bank N.A., as Administrative Agent, dated December 15, 2004
(filed as Exhibit h10 to Post-Effective Amendment No. 38 to the
Registration Statement of American Century California Tax-Free and
Municipal Funds on December 29, 2004, File No. 2-82734, and incorporated herein by reference).

EX-99.h4    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios, Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated November 29, 2004 (filed as
Exhibit i to Post-Effective Amendment No. 41 to the Registration Statement of
the Registrant on November 29, 2004, File No. 33-14567, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP, independent registered public accounting firm (to be filed by amendment).

EX-99.j2    Power of Attorney, dated November 16, 2004 (filed as Exhibit j2 to
Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated November 16, 2004 (filed as Exhibit
j3 to Post-Effective Amendment No. 106 to the Registration Statement of American
Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213, and
incorporated herein by reference).

EX-99.m1    Amended and Restated Class II Master Distribution Plan, dated
November 17, 2004 (filed as Exhibit m1 to Post-Effective Amendment No. 41 to the
Registration Statement of the Registrant on November 29, 2004, File No.
33-14567, and incorporated herein by reference).

EX-99.m2    Class IV Master Distribution Plan, dated as of May 3, 2004 (filed as
Exhibit m4 to Post-Effective Amendment No. 39 to the Registration Statement of
the Registrant on April 15, 2004, File No. 33-14567, and incorporated herein by reference).

EX-99.n     Amended and Restated Multiple Class Plan, dated November 17, 2004
(filed as Exhibit n to Post-Effective Amendment No. 41 to the Registration
Statement of the Registrant on November 29, 2004, File No. 33-14567, and
incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p to
Pre-Effective Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios, Inc. on August 30, 2004, File No. 333-116351, and
incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended March 4, 2000 (filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration Statement
of American Century Mutual Funds, Inc. on November 29, 2004, File No. 2-14213,
and incorporated herein by reference.